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                                                                      Exhibit 32

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of American Technology Corporation (the "Company"), that, to his or her knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: August 14, 2003

         /s/ JAMES M. IRISH
         ---------------------------------
         James M. Irish,
         Chief Executive Officer
         (Principal Executive Officer)

Dated: August 14, 2003

         /s/ RENEE WARDEN
         ---------------------------------
         Renee Warden,
         Chief Accounting Officer,
         Treasurer and Corporate Secretary
         (Principal Financial Officer)